The New Horizon:
A Fully Independent Mosaic
January 18, 2011
Jim Prokopanko – President and Chief Executive Officer
Larry Stranghoener – Executive Vice President and Chief Financial Officer
Rich Mack – Executive Vice President and General Counsel
Christine Battist – Director, Investor Relations
www.mosaicconewhorizon.com
Exhibit 99.2

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the proposed transaction, the terms and the effect of the proposed transaction, the nature and impact of the proposed transaction, capitalization of The Mosaic Company following completion of the proposed transaction, benefits of the proposed transaction; future strategic plans  and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; the expected timeline for completing the transaction; difficulties with realization of the benefits of the proposed transaction; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients;
changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, or revocation of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities;
adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental obligations, or Canadian resource taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its
Esterhazy, Saskatchewan, potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Important Information
In connection with the proposed transaction, a registration statement on Form S-4 that will include a proxy statement/prospectus for the stockholders of The Mosaic Company will be filed with the Securities and Exchange Commission. The Mosaic Company will mail the final proxy statement/prospectus to its stockholders. INVESTORS AND
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT
BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION. Investors
and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by The Mosaic Company at the Securities and Exchange
Commission’s web site at
http://www.sec.gov.
Certain Information Regarding Participants:
The Mosaic Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of The Mosaic Company’s participants in the solicitation is set forth in The Mosaic Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the transaction when it becomes available.

Transaction Overview and Benefits
• Enables Cargill to accomplish several objectives:
– Maintain its private company status while meeting the diversification and distribution needs of the Charitable Trusts
– Enhance its credit profile and increase its financial flexibility
– Align its compensation plans and management focus with the businesses Cargill directly manages
• Enhances Mosaic long-term strategic and financial flexibility by facilitating exit of majority shareholder
• Increases Mosaic’s public float - improving attractiveness of stock
– Greater stock liquidity
– Removes Cargill overhang
– Satisfies public float criteria for potential future inclusion in S&P 500 index
• Provides for orderly disposition of Cargill’s Mosaic shares
• Number of outstanding Mosaic shares unchanged; no dilution to earnings per share
• Mosaic’s robust balance sheet remains intact and operations unchanged
• Cargill remains confident about Mosaic’s future

Mosaic well positioned to capitalize on unique competitive
advantages & positive industry outlook

Transaction Structure

Step 1:
Recapitalization
• Mosaic to recapitalize its
shares into three classes
– Common shares, Class A
shares and Class B shares
– Class B shares are high-
vote shares solely with
respect to the election of
directors to comply with tax
rules regarding split-offs
– Class A and Class B
shares will not trade
publicly
Step 2:
Split-Off and Debt
Exchange
• Cargill exchanges
approximately 179 million
Mosaic shares in a split-off
transaction with the
Charitable Trusts and other
participating Cargill
shareholders
• Cargill expected to
exchange its remaining
approximately 107 million
Mosaic shares with Cargill
debt holders in one or more
debt for equity exchanges
Step 3:
Orderly Disposition
• An orderly disposition of
shares
– Up to approximately 157
million shares expected to
be distributed in the first 15
months following Closing,
including approximately
107 million shares to be
held by Cargill debt
holders and approximately
50 million shares to be
held by the Charitable
Trusts
Cargill to distribute its ~286 million share stake in Mosaic.
Transaction has three key steps:
Share amounts to be exchanged with Cargill shareholders and to be exchanged with debt holders represent estimates.

Step 1:  Recapitalization
• Cargill’s ~286 million Mosaic shares will be recapitalized into three new classes to comply with tax rules regarding tax-free split-offs.
– Approximately 179 million shares are expected to be distributed to Cargill’s shareholders
• Represents a voting interest of at least 80% solely with respect to the election of Mosaic directors
– Cargill’s remaining 107 million shares are expected to be exchanged with Cargill’s debt holders

2. Class A Restricted Shares – ~60 million shares
• Same voting and economic rights as common shares
• Subject to transferability restrictions and not publicly traded
3.  Class B Restricted Shares – ~111 million shares
• 10 votes per share solely for election of Mosaic’s directors, otherwise same voting and economic rights as common shares
• Subject to transferability restrictions and not publicly traded
• Identical to Mosaic’s existing publicly traded common stock
1. Common Shares – ~115 million shares
• Number of outstanding Mosaic shares remains ~446 million and transaction not dilutive to
EPS
• No change to economic rights of common stock
Amount of shares to be exchanged with Cargill shareholders and debt holders represent estimates

Step 2:  Split-Off
The Mosaic Company
~446 million shares
Current Mosaic Public Float
~160 million shares
Cargill
~286 million shares
115 M Common, 60 M Class A,
111 M Class B
Exchanging Cargill Shareholders
~179 million shares
8 M Common, 60 M Class A,
111 M Class B
Cargill
~107 million shares
(expected to be exchanged
with Cargill debt holders)
All Common
Other Cargill
Shareholders
~69 million shares
All Class B
Charitable Trusts
~110 million shares
8 M Common, 60 M Class A,
42 M Class B

Amount of shares to be exchanged with Cargill shareholders and debt holders represent estimates

Step 3:  Orderly Disposition
• Up to approximately 157 million Mosaic shares expected to be sold following recap/split-off:
– Cargill debt holders (approximately 107 million shares received in debt for equity exchanges)
– Charitable Trusts (approximately 50 million shares)
• Initial Formation Offering to occur at closing of split-off:
– Expected to consist of at least half of the 157 million shares
– Charitable Trusts entitled to sell at least 7 million shares
– Cargill debt holders to sell the remainder
– Expected to bring Mosaic’s public float above 50%, satisfying public float criteria for potential inclusion in the S&P 500
• Second Formation Offering to occur upon expiration of Initial Formation Offering lock-ups (expected 6 – 9 months after Closing):
– Charitable Trusts entitled to sell at least 7 million shares
– Cargill debt holders expected to sell remainder of the 107 million shares not sold in the Initial Formation Offering
• If Charitable Trusts have sold less than approximately 50 million shares in the first two Formation Offerings, Mosaic may conduct up to two more underwritten, public Formation Offerings
• One-third of remaining Mosaic shares held by Charitable Trusts (~60 million) and other Cargill shareholders (~69 million) become transferrable each year and eligible to be sold in demand registrations in three equal annual installments beginning on the 2.5 year anniversary of close of Initial Formation Offering
• Mosaic may grant early releases from the lock-up after the 2-year anniversary of the Closing

Formation Offerings – Within 15 months after Closing
Post-Formation Offerings – 2+ years after Closing

Timing of Closing and Formation Offerings
• Proxy Statement to be filed with the Securities and Exchange Commission in early
February 2011.
• Mosaic to call Special Meeting of Stockholders to seek approval of the transaction from minority (non-Cargill) shareholders approximately one month after Proxy
Statement has been cleared by the SEC.
• Closing of split-off, the initial debt exchange and the Initial Formation Offering will occur within 60 days of shareholder approval, unless extended by parties.
• Closing and Initial Formation Offering expected in second quarter of calendar
2011.
• Second Formation Offering (and others, if needed) to occur upon the expiration of the applicable lock-up period(s) within 15 months post-closing.

Governance and Corporate Matters
• Governance Agreements have been entered into with the Charitable Trusts and each Cargill shareholder who is expected to receive a 5 percent or greater ownership interest in Mosaic after the split-off:
– Governance Agreements provide for certain standstill, voting and other restrictions that afford considerable protection for
Mosaic common shareholders
• Common Stock Structure:
– Economic rights the same across all share classes
– Facilitates orderly exit of Cargill as a majority shareholder and creates a non-majority share structure
• Charitable Trusts expected to have largest voting percentage (for matters other than election of directors) after the
Initial Formation Offering, but not a majority
– Mosaic’s Board of Directors may consider submitting a proposal to stockholders to convert high vote Class B Shares into regular voting Class A Shares
• Certain Conditions Regarding Mosaic’s Corporate Activities:
– Mosaic subject to agreements with Cargill and/or the Charitable Trusts would have to be factored into certain corporate initiatives for 2 years. For instance:
• Certain rules apply to Mosaic in merger and acquisition activities
• Generally restricted from doing share repurchases from public shareholders for 2 years
• Ability to issue new equity subject to a basket of approximately 40 million shares
– Mosaic does not expect these agreements to have any material impact on operations or execution of business strategy
• No Current Plans to Change Composition of Mosaic’s Board of Directors

Approvals and Other Considerations
Completed Actions:
– Transaction reviewed and approved by Special Committee (comprised entirely of independent directors) of Mosaic’s Board of Directors
– Approved by Cargill’s Board of Directors and the Charitable Trusts
– Private Letter Ruling issued by IRS regarding tax-free nature of transaction
Pending Approvals:
– Approval by majority of Mosaic's minority (i.e., non-Cargill) shareholders
– Other customary regulatory approvals – e.g., Hart-Scott-Rodino
Break-Up Fee:
– Cargill reserves the right to terminate transaction at any time prior to the Initial Formation Offering
– If terminated, $200 million to be paid to Mosaic’s public shareholders under certain cancellation conditions

Best Positioned Company in Crop Nutrient Sector
• Largest combined phosphate and potash player in the world – poised to benefit from strong current and projected industry fundamentals
• Rock solid balance sheet with large net cash position
• Strong operating cash flows provides ample flexibility and firepower
• Experienced and respected management team

Momentum Continues in 2011

Strategic Priorities
Mosaic’s business is driven by strong long-term industry fundamentals and we have a clear strategy to capitalize on this growth opportunity:
• Potash – Grow Volume
– Aggressive expansion plans underway to grow flagship business and continue as one of the world’s preeminent  potash companies
– Economically attractive brownfield expansions
– Significant potash reserves
• Phosphates – Grow Value
– Operational excellence focus to maintain low cost position
– Leverage scale and geographic location advantages
– Significant phosphate reserves
• International distribution footprint synergistic with North American production assets

We Help the World Grow the Food It Needs

Key Takeaways
• Mosaic to become fully independent company; significant investor interest in our sector and in Mosaic means sufficient demand exists to expand our shareholder base
• Mosaic’s vision is to be recognized as the world’s best crop nutrition company; existing business strategy and overall performance is driving us toward that goal
• Transaction provides Mosaic with a free hand to control its own destiny, improving Mosaic’s long-term strategic and financial flexibility
• Transaction has been well thought out and provides for an orderly disposition of shares – increasing public float and attractiveness of Mosaic stock
– Removes uncertainty of majority shareholder
– No change in number of shares outstanding
– No dilution to EPS
• No change in the attractive underlying fundamentals of our business:
– No impact on operations
– Robust balance sheet remains intact, no impact on operating potential
– No expected change in credit ratings
• Mosaic is well positioned to capitalize on positive outlook for the industry and create significant shareholder value.

Q&A

Appendix

Capital Structure Post-Recapitalization
Current 1. Recapitalization 2. Split-off
Common % Common Class A Class B Common Class A Class B
Economic
% Voting %
Public shareholders 160 36% 160 160 36% 11%
Cargill 286 64% 115 60 111 107 24% 7%
Charitable trusts 8 60 42 25% 34%
Other Cargill shareholders 69 15% 48%
Total 446 100% 275 60 111 275 60 111 100% 100%
3. Orderly Disposition - Pro forma for all Formation Offerings
Common Class A Class B Economic % Voting %
Public shareholders - Current 160 36% 11%
Public shareholders - New 157 35% 11%
Public shareholders - Total 317 71% 22%
Charitable trusts 18 42 14% 30%
Other Cargill shareholders 69 15% 48%
Total 317 18 111 100% 100%
Split-off Requirements
~40% economic value
>80% voting for board
Formation offering
in first 15 months:
Up to approximately
157 mm shares
Possible post-
formation
offerings after 2
years
129 mm shares

Share amounts to go to exchanging Cargill shareholders and to be exchanged with debt holders represent estimates.
Actual to be based on Mosaic share price and Cargill valuation at time of split-off